                                                                    EXHIBIT 99.1


                           CONSENT OF DIRECTOR NOMINEE


         The undersigned agrees to serve as a Director of OrthAlliance, Inc. (the "Company") effective upon the closing of the initial public offering of the Company's Class A Common Stock and consents to being named as a person about to become a Director in the Company's registration statements filed with the Securities and Exchange Commission.




                                           /s/ Douglas D. Durbin, D.M.D., M.S.D.
                                           -------------------------------------
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                           CONSENT OF DIRECTOR NOMINEE


         The undersigned agrees to serve as a Director of OrthAlliance, Inc. (the "Company") effective upon the closing of the initial public offering of the Company's Class A Common Stock and consents to being named as a person about to become a Director in the Company's registration statements filed with the Securities and Exchange Commission.




                                    /s/ Randy Schmidt
                                    -----------------

                           CONSENT OF DIRECTOR NOMINEE


         The undersigned agrees to serve as a Director of OrthAlliance, Inc. (the "Company") effective upon the closing of the initial public offering of the Company's Class A Common Stock and consents to being named as a person about to become a Director in the Company's registration statements filed with the Securities and Exchange Commission.




                                    /s/ W. Dennis Summers
                                    ---------------------

                           CONSENT OF DIRECTOR NOMINEE


         The undersigned agrees to serve as a Director of OrthAlliance, Inc. (the "Company") effective upon the closing of the initial public offering of the Company's Class A Common Stock and consents to being named as a person about to become a Director in the Company's registration statements filed with the Securities and Exchange Commission.




                                    /s/ Craig L. McKnight
                                    ---------------------

                           CONSENT OF DIRECTOR NOMINEE


         The undersigned agrees to serve as a Director of OrthAlliance, Inc. (the "Company") effective upon the closing of the initial public offering of the Company's Class A Common Stock and consents to being named as a person about to become a Director in the Company's registration statements filed with the Securities and Exchange Commission.




                                    /s/ U. Bertram Ellis
                                    --------------------